Confidential – Not for Publication or Distribution Presentation on Corporate Status Election February 15, 2018

Confidential – Not for Publication or Distribution 2 Disclaimer This presentation contains “forward looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, that are subject to risks and uncertainties. Actual outcomes and results could differ materially from those suggested by this presentation due to the impact of many factors beyond the control of Ares Management, L.P. (“Ares”), including those listed in the “Risk Factors” section of our filings with the Securities and Exchange Commission (“SEC”). Any such forward-looking statements are made pursuant to the safe harbor provisions available under applicable securities laws and Ares assumes no obligation to update or revise any such forward- looking statements. The information contained in this presentation is summary information that is intended to be considered in the context of Ares’ SEC filings and other public announcements that Ares may make, by press release or otherwise, from time to time. Ares undertakes no duty or obligation to publicly update or revise the forward-looking statements or other information contained in this presentation. Certain information set forth herein includes estimates, projections, targets and unrealized performance information and involves significant elements of subjective judgment and analysis. Further, such information, unless otherwise stated, is before giving effect to management and incentive fees and deductions for taxes. No representations are made as to the accuracy of such estimates, projections, targets or unrealized performance information or that all assumptions relating to such estimates, projections, targets or unrealized performance information have been considered or stated or that such estimates, projections, targets or unrealized performance information will be realized. In addition, this presentation contains certain illustrative information that is intended to aid a consideration of how the tax election and other matters described herein might have affected our historical results. This is not pro forma information prepared in accordance with GAAP. In addition, you should not view information related to the past performance of Ares as indicative of future results, the achievement of which cannot be assured. Nothing in these materials should be construed as a recommendation to invest in any securities that may be issued by Ares or as legal, accounting or tax advice. None of Ares, its affiliated funds or any affiliate of Ares or its affiliated funds makes any representation or warranty, express or implied, as to the accuracy or completeness of the information contained herein and nothing contained herein shall be relied upon as a promise or representation whether as to the past or future performance. These materials are not intended as an offer to sell, or the solicitation of an offer to purchase, any security, the offer and/or sale of which can only be made by definitive offering documentation. Any offer or solicitation with respect to any securities that may be issued by Ares will be made only by means of definitive offering memoranda or prospectus, which will be provided to prospective investors and will contain material information that is not set forth herein, including risk factors relating to any such investment. This presentation addresses only certain U.S. federal income tax consequences applicable to Ares’ unitholders generally. Ares does not provide tax advice and nothing herein should be considered as such. Each recipient should consult its tax advisor concerning the particular U.S. federal income, U.S. federal estate or gift, state, local, foreign and other tax consequences to it.

Confidential – Not for Publication or Distribution 3 Certain Tax Considerations The Election for Ares Management, L.P. to be Taxed as a Corporation We have filed an election with the Internal Revenue Service (“IRS”) to be treated as a U.S. corporation for U.S. federal income tax purposes, with an effective date expected to be March 1, 2018 (the “Effective Date”) (collectively, the “Tax Election”). Although we will be treated as a corporation for U.S. federal income tax purposes, we will remain a limited partnership under state law. Unitholders will receive a final Schedule K-1 reflecting their allocable share of the partnership’s items for the period beginning January 1, 2018 and ending on the day immediately before the Effective Date. We expect that neither Ares Management, L.P. nor its unitholders will recognize a material amount of gain or loss as a result of the Tax Election. Immediately following the Effective Date, the aggregate tax basis of the units held by a unitholder will equal the aggregate tax basis in such units immediately before the Effective Date (reduced by the unitholder’s allocable share of our liabilities) and increased by the gain, if any, recognized by such unitholder as a result of the Tax Election. We believe that a unitholder’s holding period in the units will generally be long-term. There is no assurance, however, that such treatment will be respected by the IRS. The foregoing discussion is based on our expectation that all the relevant tax requirements for non-recognition treatment will have been met. The rules governing the U.S. federal income tax treatment of the Tax Election are complex and their application to non-U.S. unitholders, in particular, is unclear. Accordingly, unitholders should consult their tax advisors regarding the tax treatment of the Tax Election in light of their particular situation. Differences in Taxation of Partnerships and Corporations and Their Owners An entity treated as a partnership for U.S. federal income tax purposes is not a taxable entity and generally incurs no U.S. federal income tax liability. Instead, each partner is required to take into account its share of items of income, gain, loss and deduction of the partnership in computing its U.S. federal income tax liability, regardless of whether distributions are made to it by the partnership. Distributions by an entity treated as a partnership to a partner are generally not taxable to the partnership or the partner and instead reduce a partner’s adjusted basis in its partnership interest. An entity treated as a corporation for U.S. federal income tax purposes is a taxable entity and generally pays U.S. federal income tax on its taxable income. The maximum U.S. federal tax rate imposed on the net income of an entity treated as a corporation was recently changed from 35% to 21% for taxable years beginning after December 31, 2017. Such rate may be further changed in the future. An owner of an entity treated as a corporation generally is not taxed on any income earned by the entity until the entity distributes to it either cash or property. A distribution from an entity treated as a corporation is generally treated as a dividend to the extent it is paid from current or accumulated earnings and profits. We expect any dividends made to U.S. individuals and certain other qualifying owners to constitute “qualified dividend” income that is generally taxed at a favorable, lower tax rate than the ordinary income tax rate, if the requisite holding periods have been met. If the distribution exceeds current and accumulated earnings and profits, the excess is treated as a nontaxable return of capital, reducing the owner’s tax basis in the stock to the extent of the owner’s tax basis in that stock. Any remaining excess is treated as capital gain. Because entities treated as corporations are taxed on their own taxable income, and because owners of such entities are taxed on any dividends distributed from such entities, there are two levels of potential tax upon income earned by entities treated as corporations. Beginning on the Effective Date, our unitholders (including holders of Series A Preferred Units) will be subject to the tax treatment applicable to owners of entities that are treated as corporations described above. The foregoing description addresses only certain U.S. federal income tax consequences of the Tax Election applicable to unitholders generally. Each unitholder should consult its tax advisor concerning the particular U.S. federal income, U.S. federal estate or gift, state, local, foreign and other tax consequences of the Tax Election to it.

Confidential – Not for Publication or Distribution 4 Summary We believe changing our tax status from a partnership to a corporation will unlock long term value for our public shareholders We believe these strategic decisions will lead to long term shareholder value creation Note: Going forward we will refer to our publicly traded units as “shares” due to their similarity in tax attributes with corporate shares. 1. To be eligible for qualified dividend income tax rates, individual investors must have held shares of stock unhedged for at least 61 days out of the 121-day period that began 60 days before the ex-dividend date. 2. The declaration, payment, and determination of the amount of future dividends, if any, is at the sole discretion of our Board of Directors, which may change our dividend policy at any time. • For distributions made after March 1, 2018, investors will receive income reported on a Form 1099-DIV • Our distributions will generally constitute “qualified dividend income” for U.S. individuals and will be taxed at the same preferential U.S. federal rates as long term capital gains(1) Future Tax Reporting • Ares has declared a $0.40 per common unit distribution for the period from October 1, 2017 through February 28, 2018. This distribution represents Ares’ final cash distribution prior to its corporate election and will be paid on February 28, 2018 to holders of record on February 26, 2018 Final Partnership Cash Distribution • In conjunction with our corporate tax status election, we are adopting a new dividend policy • Ares intends to provide a steady annual dividend for each calendar year with future changes based on the level and growth of after-tax fee related earnings (“FRE”) • Although Ares may declare special dividends in times of heightened performance fees, Ares intends to retain performance fee earnings to fund future growth and for potential share repurchases • For the month of March 2018, Ares declared a $0.0933 per share dividend to common shareholders to be paid on April 30, 2018 to holders of record on April 16, 2018 • For the second, third and fourth quarters of 2018, Ares intends to pay a targeted quarterly dividend to common shareholders of $0.28 per share, or an annualized dividend of $1.12 Dividend Policy(2) • Ares has elected to be taxed as a corporation effective March 1, 2018 • Public unitholders will receive a final Schedule K-1 for the period from January 1, 2018 through February 28, 2018 Timing

Confidential – Not for Publication or Distribution 5 Rationale for Change to Corporate Tax Status Corporate Tax Status Offers Multiple Benefits QUALIFIED DIVIDEND TO SHAREHOLDERS • For U.S. individuals, dividends are treated as qualified dividends • Public shareholders will also own a share of a company with greater retained earnings that can be reinvested for growth or used for other accretive purposes SIMPLIFIED TAX STRUCTURE • Public shareholders will now receive Form 1099-DIVs • Election of corporate tax status eliminates legal and tax preparation costs associated with Schedule K-1 preparation, and simplifies shareholder tax reporting BROADER ELIGIBLE SHAREHOLDER UNIVERSE • Ares’ partnership tax status has historically limited its investor universe due to complexities created by its pass-through structure • Elimination of Schedule K-1 reporting reduces tax return complexities for shareholders • We believe this change could open up our shares to a broader shareholder base and enhance our liquidity and trading volume MANAGEMENT FEE CENTRIC MODEL • Management fee revenue has averaged over 80% of total fee income since Ares’ IPO(1) • Ares has historically paid corporate level taxes on its management fees, net of applicable deductions IMPROVED CAPITAL STRUCTURE FLEXIBILITY • Ares now expects to retain earnings to fund future growth and potential share repurchases • Ares expects its shares to be a more liquid and attractive currency for strategic transactions 1. Management fees include ARCC Part I fees.

Confidential – Not for Publication or Distribution 6 Structural Considerations for Investors Partnership Tax Status (OLD) • Ares paid corporate taxes on income generated from management fees(2) and from a small portion of its net realized performance fees; the remaining net performance fees passed-through to unitholders and were not subject to corporate tax • Public unitholders of ARES received their allocable share of partnership income and losses through issuance of annual Schedule K-1s • Cash distributions, representing tax liability and a portion of profit distributions, were declared and paid quarterly • Public unitholders’ respective tax obligations were based on their tax status and the character of the income reported on their respective Schedule K-1s • Certain unitholders may have had multi-state tax filing requirements based on the income allocations included in their respective Schedule K-1s Corporate Tax Status (NEW) • Ares will pay corporate taxes on all revenue and public shareholders will have no tax obligations other than on their receipt of qualifying dividends taxed at long term capital gains rates • Ares intends to pay an after-tax qualifying dividend to shareholders on a quarterly basis • U.S. individual shareholders may benefit from preferential tax rates on qualified dividend income • Public shareholders will receive Form 1099-DIVs for the dividends they receive • Public shareholders will no longer receive pass- through income or any Schedule K-1s and will not be subject to possible multi-state tax filing requirements(3) Upon Ares’ corporate tax status election, Ares legal structure will remain intact, however, future distributions will be reportable on Form 1099-DIV. Ares Management, L.P. will continue to own a portion of the underlying income streams from Ares’ businesses(1) Note: Consequences of this slide only apply to the impact of public shareholders arising from their investment in ARES shares. 1. Ares ownership of such businesses will increase as holders of private Operating Group Units exchange their ownership for publicly traded shares. 2. Management fees include ARCC Part I fees. 3. Schedule K-1s will be issued for the period January 1, 2018 through February 28, 2018. Form 1099-DIV will be issued for periods after February 28, 2018. Schedule K-1 elimination negates the need to file in non-resident states. Individual investors may be required to file in non-resident states for other reasons.

Confidential – Not for Publication or Distribution 7 Preferred Unitholders Receive blend of ordinary income and qualified dividend income PRE FRE Taxable Income Ares Management, L.P. Income Flow and Tax Impact - Old Common unitholders’ earnings from FRE are subject to corporate level tax, but most performance related earnings are passed through to the common unitholders and are subject to common unitholder individual tax rates Common Unitholders Receive blend of qualified dividend income, capital gain, and ordinary income, which is subject to higher tax rates 61.25% (No corporate entity level tax for private unitholders) Private Unitholders Receive income allocations mostly of ordinary income with some capital gains 38.75%(1) FRE PRE is not subject to entity level tax 38.75% PRE = Corporation = Partnership Note: Does not depict all intermediate entities. The above is not a legal organizational structure chart. This slide is intended to illustrate the flow of income for tax purposes. 1. Ares ownership will increase as holders of private Operating Group Units exchange their ownership for public common shares, among other reasons. Corporate Blocker (37.8% 2017 effective tax rate)

Confidential – Not for Publication or Distribution 8 Preferred Shareholders Receive qualified dividends subject to lower tax rate Taxable Income Ares Management, L.P. (24.4% 2018 effective tax rate) Income Flow and Tax Impact - New Corporate tax election makes all common shareholders’ earnings subject to corporate level tax; 100% of our dividends to common shareholders should be treated as qualified dividend income (eligible for preferential individual tax rates) Common Shareholders Receive qualified dividends subject to lower tax rate 61.25% (No Entity Level Tax for Private Unitholders) Private Unitholders Receive income allocations mostly of ordinary income with some capital gains 38.75%(1) FRE & PRE (All income is subject to corporate level tax) Taxable Income = Corporation(2) = Partnership PRE FRE Note: Does not depict all intermediate entities. The above is not a legal organizational structure chart. This slide is intended to illustrate the flow of income for tax purposes. 1. Ares ownership will increase as holders of private Operating Group Units exchange their ownership for public common shares, among other reasons. 2. For tax reporting purposes only.

Confidential – Not for Publication or Distribution 9 • Ares has adopted a dividend policy to provide a steady quarterly dividend for each calendar year with future potential changes based on the level and growth of after-tax fee related earnings • Ares plans to retain earnings from realized performance fees to fund in future growth and for potential share repurchases • Ares may consider special dividend declarations during periods of heightened performance fees Adopting Dividend Policy • Ares has declared a one month common dividend for the month of March 2018 of $0.0933 per share to be paid on April 30, 2018 to shareholders of record on April 16, 2018 • Ares intends to pay a target quarterly dividend for the second, third and fourth quarters of 2018 of $0.28 per share New Dividend Declaration • Unitholders of record on February 26, 2018 will receive a final five month distribution of $0.40 per unit • Distribution to be paid on February 28, 2018 • Unitholders will receive a final Schedule K-1 for the two month period ending February 28, 2018 • Starting March 1, 2018, Ares shareholders will receive a Form 1099-DIV for any dividends received Existing Investor Impact New Dividend Policy and Other Information In conjunction with its corporate tax status election, Ares has adopted a new dividend policy that will determine future dividends on the growth of after-tax fee related earnings Note: The declaration, payment, and determination of the amount of future dividends, if any, is at the sole discretion of our Board of Directors, which may change our dividend policy at any time.

Confidential – Not for Publication or Distribution 10 Financial Implications From Corporate Tax Status Election Due to the large percentage of Ares FRE already subject to corporate level taxes, the corporate tax status election is expected to have a modest impact to our key earnings metrics Background Tax Information • The reduction in tax rates in 2018 results in corporate tax rates being meaningfully lower on average than individual tax rates, which enables Ares to pay taxes at a lower rate than investors may pay depending on their respective tax status • Ares plans to retain a portion of its earnings and reinvest for future earnings growth and other corporate purposes • This will enable Ares to re-invest and compound earnings generally at a lower tax rate than individual tax rates • Ares’ revenues primarily consist of management fees(1), which are included in FRE, and net investment income and net performance fees, which are collectively included in PRE • Management fees, net of allocable deductions, are currently taxed at corporate rates and the impact of the Corporate status election does not impact after-tax FRE • The impact to Ares’ reported results is limited to the increased tax on PRE which was previously pass-through income • Taxes on PRE will consist of current taxes on realized Performance Fees and deferred taxes on unrealized PRE that may change in subsequent periods until such fees are realized • On slide 11, we illustrate the 2017 financial impact of the corporate tax status election on our current taxes and on a look-through basis to the individual common shareholder(2) assuming a 100% payout of after-tax realized income • On slide 12, we illustrate the 2017 economic benefit to common shareholders from Ares’ dividend policy • On slide 13, we illustrate the impact to our 2017 after-tax ENI per unit, including deferred taxes 1. Management fees include ARCC Part I fees. 2. Based on U.S. individual tax rates applicable to qualified dividend income plus the net investment income tax.

Confidential – Not for Publication or Distribution 11 Illustrative Impact of Corporate Tax Status Election on Common Shareholder Income Using illustrative 2017 results and assuming taxable income matches FRE and realized PRE, shareholder after-tax income is moderately higher after the corporate tax election under the new tax rates (dollars in millions) 2017 Partnership Tax Status (Old Tax Law) 2017 Corporate Tax Status (New Tax Law) FRE Realized PRE Total FRE Realized PRE Total Realized Income $217.0 $108.5 $325.5 $217.0 $108.5 $325.5 Tax Rate(1) 37.8% 0% 25.2% 24.4% 24.4% 24.4% Current Corporate Taxes ($82.0) ($0.0) ($82.0) ($52.9) ($26.5) ($79.4) After-tax Realized Income $135.0 $108.5 $243.5 $164.1 $82.0 $246.1 Shareholder After-Tax Income Assuming 100% Payout of After-tax Realized Income Individual Tax Rate 23.8%(2) 30.0%(3) 26.6% 23.8% 23.8% 23.8% Shareholder Taxes ($32.1) ($32.6) ($64.7) ($39.1) ($19.5) ($58.6) After-tax Realized Income $102.9 $76.0 $178.8 $125.0 $62.5 $187.5 Change +4.9% 1. Based on estimated effective tax rates. 2. Based on U.S. individual tax rates applicable to qualified dividend income plus the net investment income tax. 3. Estimated blended tax rate based on the estimated character of income passed through to the investor. • The above analysis compares Ares’ 2017 FRE and realized PRE under our previous tax status as a partnership to our new corporate tax status • Based on our high percentage of FRE as a percentage of realized income, the lower taxes on our FRE offsets the increased taxes on our realized PRE • The break-even tax point occurs based on the mix of FRE and realized PRE within realized income - to the extent that realized PRE is less than approximately 35% of our realized income, the reduction in taxes on FRE more than offsets the additional taxes on realized PRE • More importantly, the individual common shareholder may benefit from an increased percentage of income taxed at qualified dividend income rates

Confidential – Not for Publication or Distribution 12 Illustrative Economic Impact of Common Shareholder Benefits Under Ares Dividend Policy In addition to the common shareholder tax benefits associated with Ares’ corporate tax status election, the economic benefits of a company with higher retained earnings further improves common shareholder value Note: This analysis does not take into effect tax on capital gains or losses that would impact the value to retained PRE when public investors sell shares. The declaration, payment, and determination of the amount of future dividends, if any, is at the sole discretion of our Board of Directors, which may change our dividend policy at any time. 1. Based on U.S. individual tax rates applicable to qualified dividend income plus the net investment income tax. 2. Reflects illustrative 2017 results assuming taxable income matches FRE and realized PRE. Total Value Under New Dividend Policy(2) 2017 Corporate Tax Status Realized PRE Retained at Company $82.0 After-tax FRE $164.1 After-tax Realized Income $246.1 Dividends $164.1 Shareholder taxes (23.8% on Dividend)(1) ($39.1) After-tax FRE Realized Income to Shareholder $125.0 + Retained PRE at Company $82.0 Total Common Shareholder Value $207.0 Economic Benefit to Shareholders As referenced on the prior slide: • In addition to slightly higher after-tax income at the corporate level from tax law changes, qualified dividend rates at the individual level allows the shareholders to keep more of their distributions on an after-tax basis assuming a 100% payout ratio of after-tax realized income (1) • However, under Ares’ new dividend policy, the shareholder receives an otherwise lower dividend, representing the after-tax fee related earnings, plus ownership in a company with greater retained earnings that can be reinvested for growth as well as potential share repurchases • This economic benefit of retaining ownership in a company invested in growth increases total potential value to shareholder • Ares plans to retain a portion of its earnings and fund future earnings growth and potential share repurchases, which will enable Ares to re- invest and compound earnings generally at a lower tax rate than individual tax rates • Ares may consider special dividend declarations during periods of heightened performance fee realizations (Dollars in millions)

Confidential – Not for Publication or Distribution 13 For the year ended December 31, 2017 (dollars in millions) Total Share Ownership by Common Partnership Taxes at 2017 Rate (37.8%) Corporate Taxes at 2018 Rate (24.4%) FRE $ 217.0 $ 217.0 FRE Taxes (82.0) (52.9) FRE, Net of Taxes $ 135.0 $ 164.1 Realized PRE $ 108.5 $ 108.5 Realized PRE Taxes - (26.5) Realized PRE, Net of Taxes $ 108.5 $ 82.0 Unrealized PRE $ 142.2 $ 142.2 Deferred Tax on Unrealized PRE - (34.7) Unrealized PRE, Net of Taxes $ 142.2 $ 107.5 Summary Economic Net Income (ENI) $ 467.7 $ 467.7 Less: Entity Level Taxes & Preferred Dividend (26.6) (26.6) Less: Current Tax Amount (FRE and Realized PRE) (82.0) (79.4) ENI, Net of Current Tax Amount $ 359.1 $ 361.7 Less: Deferred Tax on Unrealized PRE - (34.7) After-Tax ENI $ 359.1 $ 327.0 After-Tax ENI per Unit(1) $ 1.66 $ 1.51 Accretion / (Dilution) Comparison of Partnership vs. Corporation 1. ENI, Net of Current Tax Amount and Deferred Tax Amount 100% Exchanged -8.9% 2. ENI, Net of Current Tax Amount 100% Exchanged 0.7% 3. ENI, Net of Current Tax Amount and Deferred Tax Amount (Reported) Current 38.75% -3.0% Illustrative Analysis of Corporate Status Election Assuming New Tax Rates on 2017 Results Using illustrative 2017 results and assuming taxable income matches FRE and realized PRE, analysis assumes hypothetical 100% of private Operating Group Units exchanged for public common shares Financial Impact of C-Corp Election 1. Assuming an effective tax rate of 24.4% and 100% of our private Operating Group Units exchanged into public common shares, our ENI per unit would have been approximately 9% lower 2. If we performed this same analysis removing the impact of deferred taxes on unrealized PRE, our earnings per unit would not have been materially changed (+0.7%) 3. Although analysis is not shown, assuming our current 38.75% common ownership, we estimate our reported 2017 after-tax ENI per unit of $1.93 would have been reduced to $1.87 per unit, a decline of 3.0% 1. After-tax earnings per unit for 2017 of $1.66 reflects a hypothetical tax amount of $82 million based on a 37.8% tax rate compared to the tax on ENI of $25.4 million and $1.93 per unit shown in our Fourth Quarter and Full Year 2017 Earnings Presentation.

Confidential – Not for Publication or Distribution 14 • Elimination of Schedule K-1 filings and other tax impediments potentially expands our investor base which could help increase our liquidity and trading volume • Asset managers structured with pass-through tax status have historically traded at substantial discounts to asset managers taxed as corporations Potential to Expand Investor Base Key Takeaways 1 • The change in tax rates starting in 2018 results in corporate tax rates being meaningfully lower on average than individual tax rates, enabling Ares to pay taxes at a lower rate than public shareholders may pay depending on their respective tax status Potential Lower Tax Rate to Shareholders • Ares is adopting a steady dividend policy based on the growth of its after-tax fee related earnings which should reduce dividend volatility Steady Dividend Based on After-tax Fee Related Earnings 5 4 • Ares now expects to retain earnings to fund future growth and potential share repurchases • Ares expects its shares to be a more liquid and attractive currency for strategic transactions Improved Capital Structure Flexibility 2 • Public shareholders will now receive Form 1099-DIVs • Tax treatment as a corporation eliminates legal and tax preparation costs associated with Schedule K-1 preparation Simplified Structure 3